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                                                                    EXHIBIT 23.2


                       CONSENT OF DELOITTE AND TOUCHE LLP


We consent to the incorporation by reference in the Registration Statements No. 33-60666, 33-82280, 33-89388, 33-65186, 33-92372, 33-96030, 33-33726, 333-04439,
333-16067, 333-16211, 333-21573, 333-23819, 333-59799, 333-48189, 333-71869 and
333-88041 of S3 Incorporated on Form S-8 and No. 333-17519 on Form S-3 of our report dated January 23, 1998, appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

San Jose, California
March 29, 2000